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Exhibit 32

CERTIFICATION OF PERIODIC REPORT

        I, Terrence S. Cassidy, the Principal Executive Officer and the Principal Financial Officer of NWH, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.
Date: January 29, 2004	By:	/s/ Terrence S. Cassidy Terrence S. Cassidy Principal Executive Officer and Principal Financial Officer

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CERTIFICATION OF PERIODIC REPORT